Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 63,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	8,700.30
Total Offset Amount	0.00
Net Fee	$ 8,700.30